UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 10, 2023

(Date of Report: Date of earliest event reported)

Middlefield Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio

(State or other jurisdiction of incorporation)

001-36613

(Commission File Number)

34-1585111

(I.R.S. Employer Identification Number)

15985 East High Street

Middlefield, Ohio 44062

(Address of principal executive offices, including zip code)

(440) 632-1666

(Registrant’s telephone number, including area code)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MBCN	The NASDAQ Stock Market, LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On May 10, 2023, Middlefield Banc Corp. (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”). Seven proposals were voted upon at the Meeting, which were (1) the election of four directors to serve until the 2026 annual meeting of shareholders or until their successors are elected and qualified; (2) the election of one director to serve until the 2024 annual meeting of shareholders or until her successor is elected and qualified; (3) approval to amend Middlefield Banc Corp.’s Second Amended and Restated Articles of Incorporation (the “Articles”) to increase the authorized number of common shares from 10,000,000 to 25,000,000; (4) approval to amend the Articles to provide for 1,000,000 authorized shares of preferred stock; (5) a non-binding advisory proposal to approve the compensation of Middlefield Banc Corp.’s named executive officers; (6) ratification of the appointment of S.R. Snodgrass, P.C. as independent auditor for the fiscal year ending December 31, 2023, (7) a proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3. The proposals are described in detail in the Proxy Statement mailed to shareholders on or about April 4, 2023.

The results of the proposals appear below:

Proposal 1. Election of Directors for a three-year term:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Kenneth E. Jones	4,925,129	693,361	727,017
James J. McCaskey	4,908,851	709,639	727,017
Michael C. Voinovich	5,250,257	368,233	727,017
Mark R. Watkins	5,290,578	327,912	727,017

Proposal 2. Election of a Director for a one-year term:

	For	Against	Broker Non-Votes
Jennifer L. Moeller	5,204,813	413,677	727,017

Proposal 3. Amend the Articles to increase the authorized number of common shares from 10,000,000 to 25,000,000

For	Against	Abstentions	Broker Non-Votes
4,951,980	1,327,915	65,612	0

Proposal 4. Amend the Articles to provide for 1,000,000 authorized shares of preferred stock

For	Against	Abstentions	Broker Non-Votes
3,514,589	2,033,786	70,115	727,017

Proposal 5. Non-binding advisory vote approving the compensation of the Company’s executive officers as disclosed in the proxy statement.

For	Against	Abstentions	Broker Non-Votes
4,605,959	874,802	137,729	727,017

Proposal 6. Ratification of the selection of S. R. Snodgrass, P. C. as independent registered public accountants.

For	Against	Abstentions	Broker Non-Votes
5,960,495	264,439	120,573	0

Proposal 7. Adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3.

For	Against	Abstentions	Broker Non-Votes
4,864,629	1,415,702	65,176	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEFIELD BANC CORP.

Date: May 15, 2023	/s/ James R. Heslop, II
Its: Chief Executive Officer